UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

10X Capital Venture Acquisition Corp. III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2023, 10X Capital Venture Acquisition Corp. III (“10X III”), acting pursuant to authorization from its Board of Directors on October 3, 2023, issued a press release announcing that it will transfer the listing of its Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), redeemable warrants, each exercisable to purchase one Class A Ordinary Share at a price of $11.50 per share (the “Warrants”), and units, each consisting of one Class A Ordinary Share and one-half of one Warrant (the “Units” and, together with the Class A Ordinary Shares and the Warrants, the “Listed Securities”), from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”). 10X III expects that the listing and trading of the Listed Securities on the NYSE will end at market close on or about October 6, 2023, and that the trading of the Listed Securities on the NYSE American will commence at market open on or about October 9, 2023. 10X III will file a Form 8-A with respect to the registration of the Listed Securities on the NYSE American.

The Class A Ordinary Shares, Warrants and Units have been authorized for listing on the NYSE American, where each will continue to trade under the ticker symbols VCXB, VCXB WS and VCXB.U, respectively

A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the press release that 10X III issued on October 4, 2023. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

On August 9, 2023, 10X III entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X III, 10X AGT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of 10X III, and American Gene Technologies International Inc., a Delaware corporation (“AGT”). The Merger Agreement provides for the terms and conditions of a proposed business combination transaction with AGT (the “Business Combination”).

10X III intends to file with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of 10X III, in connection with the Business Combination. After the Registration Statement is declared effective, 10X III will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X III’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X III’s solicitation of proxies for its shareholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about 10X III, AGT and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of 10X III as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by 10X III may be obtained free of charge from 10X III at https://www.10xspac.com/spacIII. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. III, 1 World Trade Center, 85th Floor, New York, NY 10007. The information contained on or accessible through 10X III’s corporate website or any other website that it may maintain is not part of this Current Report on Form 8-K.

Participants in the Solicitation

10X III, AGT and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X III’s directors and officers in 10X III’s filings with the SEC, including the Registration Statement to be filed with the SEC by 10X III, and such information and names of AGT’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by 10X III, which will include the proxy statement of 10X III for the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. 10X III intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside 10X III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include 10X III’s ability to begin and maintain the trading of its Listed Securities on the NYSE American and those factors discussed in 10X III’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2022, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in any subsequent filings with the SEC, including the Registration Statement and the proxy statement/prospectus which forms a part thereof relating to the Business Combination expected to be filed by 10X III. 10X III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

Exhibit 99.1

10X Capital Venture Acquisition Corp. III Announces Transfer of Listed Securities to the NYSE American

New York, NY, Oct. 04, 2023 (GLOBE NEWSWIRE) -- 10X Capital Venture Acquisition Corp. III (NYSE: VCXB.U, VCXB, VCXB WS) (“10X III”) today announced that it is transferring the listing of its Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), redeemable warrants, each exercisable to purchase one Class A Ordinary Share at a price of $11.50 per share (the “Warrants”), and units, each consisting of one Class A Ordinary Share and one-half of one Warrant (the “Units” and, together with the Class A Ordinary Shares and the Warrants, the “Listed Securities”), from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”). 10X III’s decision to transfer to the NYSE American was motivated by several factors, including more favorable thresholds for continued listing on the NYSE American. Following the transfer, 10X III intends to continue to file the same types of periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”). 10X III expects that the trading of its Listed Securities on the NYSE will end at market close on or about October 6, 2023 and that the trading of its Listed Securities on the NYSE American will commence at market open on or about October 9, 2023 under the current ticker symbols, VCXB, VCXB WS and VCXB.U for the Class A Ordinary Shares, Warrants and Units, respectively.

About 10X Capital

10X Capital is an alternative asset management firm leveraging advancements in data analytics & AI to generate signals, deliver insights, and drive returns across asset classes. The firm promotes Diversity, Equity & Inclusion in its portfolio companies and the industry. 10X Capital is amongst the most active venture capital firms globally, aligning Wall Street, Main Street & Silicon Valley by bringing institutional capital & strategies to high growth ventures & income opportunities in both private & public markets. For more information, visit https://www.10XCapital.com/.

10X Capital Venture Acquisition Corp. III (NYSE: VCXB.U, VCXB, VCXB WS) is a special purpose acquisition company sponsored by 10X Capital, focused on identifying high growth businesses domestically and abroad and bringing them to the public markets. For more information visit https://www.10xspac.com/spaciii.

Additional Information and Where to Find It

As previously announced on August 9, 2023, 10X III has entered into a merger agreement with American Gene Technologies International Inc., a Delaware corporation (“AGT”), for a business combination that would result in the combined company being a publicly listed company (the public company following the business combination to be renamed “Addimmune”). In connection with the proposed transaction, the parties intend to file relevant materials with the SEC, including a registration statement on Form S-4 (“Form S-4”), which will include a proxy statement/prospectus of 10X III, along with other documents regarding the proposed transaction. 10X III’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about AGT, 10X III and the proposed business combination. Promptly after the Form S-4 is declared effective by the SEC, 10X III will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the transactions and other proposals set forth in the proxy statement/prospectus. The Form S-4, the proxy statement/prospectus, as well as other filings containing information about AGT and 10X III will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can be obtained, when available, without charge, from 10X III’s website https://www.10xspac.com/spaciii. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Participants in the Solicitation

AGT, 10X III and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the proposed business combination. You can find more information about 10X III’s directors and executive officers in 10X III’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 (the “Annual Report”), which was filed with the SEC on May 22, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside 10X III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include 10X III’s ability to begin and maintain the trading of its Listed Securities on the NYSE American and those factors discussed in the Annual Report, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in any subsequent filings with the SEC, including the Form S-4 and the proxy statement/prospectus which forms a part thereof relating to the business combination expected to be filed by 10X III. 10X III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact
ir@10xcapital.com